SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 Date of Report
                                August 12, 2002
                        (Date of earliest event reported)


                              CAVALIER HOMES, INC.
               (Exact name of registrant as specified in its charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)




          1-9792                                         63-0949734
------------------------------              ------------------------------------
 (Commission File No.)                        (IRS Employer Identification No.)



       32 Wilson Boulevard 100
          Addison, Alabama                                 35540
----------------------------------------    ------------------------------------
(Address of principal executive offices)                 (Zip Code)




                               (256) 747-9800
                 --------------------------------------------
             (Registrant's telephone number, including area code)

Item 7.           Financial Statements, Pro Forma Financial Information and
                  ----------------------------------------------------------
                  Exhibits.
                  ---------


         (c)      EXHIBITS.

         Exhibit 99.1 Certification of CEO pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

         Exhibit 99.2 Certification of CFO pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.


Item 9.           Regulation FD Disclosure.
                  ------------------------

                  On August 12, 2002, each of the Chief Executive Officer, David
A. Roberson, and Chief Financial Officer, Michael R. Murphy, of Cavalier Homes, Inc. submitted a certification to the SEC, relating to Cavalier's Quarterly Report on Form 10-Q for the quarter ended June 29, 2002, pursuant to 18 U.S.C.
Section 1350, adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Limitation on Incorporation by Reference

                  In accordance with general instruction B.2 of Form 8-K, the information in this report is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                     CAVALIER HOMES, INC.
                                     (Registrant)


Date: August 12, 2002              By /s/ Michael R. Murphy
                                    --------------------------------------------
                                    Michael R. Murphy
                                    Its Chief Financial Officer

                                  Exhibit Index

Exhibit                                     Description


99.1 Certification of CEO pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.2 Certification of CFO pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                                 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of Cavalier Homes, Inc. (the "Company") on Form 10-Q for the period ended June 29, 2002, as filed with the Securities and Exchange Commission on August 12, 2002 (the "Report"), I, David
A. Roberson, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


By:       /s/  DAVID A. ROBERSON
    -------------------------------------------

David A. Roberson
Chief Executive Officer
August 12, 2002

                                                                    EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                                 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of Cavalier Homes, Inc. (the "Company") on Form 10-Q for the period ended June 29, 2002, as filed with the Securities and Exchange Commission on August 12, 2002 (the "Report"), I, Michael
R. Murphy, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(3) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d); and

(4) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


By:       /s/  MICHAEL R. MURPHY
    -------------------------------------------

Michael R. Murphy
Chief Financial Officer
August 12, 2002